UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2016

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 11, 2016, Banc of California, Inc. (the “Company”) announced that it intends to redeem all of its outstanding 7.50% Senior Notes due April 15, 2020 (the “7.50% Senior Notes”). The 7.50% Senior Notes, which have an aggregate outstanding principal amount of $84,750,000, will be redeemed on April 15, 2016, at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date.

A copy of the press release issued by the Company announcing the redemption is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Banc of California, Inc. Press Release dated March 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

March 11, 2016	/s/ John C. Grosvenor
John C. Grosvenor
Executive Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Banc of California, Inc. Press Release dated March 11, 2016.

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